                                                                    Exhibit 99.1

                                                          CarrAmerica(R)
                                                          America's Workplace(R)


                                    [PICTURE]

              [PICTURE]                                 [PICTURE]


                    Supplemental Operating and Financial Data
                     For the Quarter Ended December 31, 2001




          All dollar amounts shown in this report are in U.S. dollars.

    This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.
 Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

                                TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
CORPORATE OVERVIEW

   The Company ......................................................  1
   Board of Directors / Executive Officers / Research Coverage ......  2
   Regional Offices / Investor Relations / Information Requests .....  3


FINANCIAL HIGHLIGHTS

   Key Quarterly Financial Data .....................................  4
   Consolidated Balance Sheets ......................................  5
   Statements of Operations .........................................  6
   Statements of Cash Flow ..........................................  7
   FFO Statement ....................................................  8-9
   Same Store Results and Analysis ..................................  10
   Statements of EBITDA .............................................  11
   Financial Ratios .................................................  12
   Share and Operating Partnership Unit Data ........................  13
   Debt Capitalization Summary ......................................  14-15
   Corporate Investment Information .................................  16
   Unconsolidated Equity Investments ................................  17


SEGMENT ANALYSIS

   Core Operating Properties
   -------------------------
   Current Summary of Operating Properties ..........................  18-21
   Occupancy Summary and Lease Roll-over Schedule ...................  22
   Operating Portfolio Lease Economics ..............................  23
   Top 25 Tenants by Rent ...........................................  24
   Development
   -----------
   Development Activity by Market ...................................  25
   Land Held for Development Schedule ...............................  26

THE COMPANY
-----------

CarrAmerica Realty Corporation (the "Company") is a self-administered and self-managed equity real estate investment trust ("REIT"), organized under the laws of Maryland, which owns, develops, acquires and operates office properties. The Company's office properties are located primarily in 12 suburban markets across the United States.

CURRENT PORTFOLIO
-----------------
(consolidated, stabilized; as of 12/31/01)

254 Properties
20.3 Million Square Feet

(consolidated/unconsolidated; as of 12/31/01)

290 Properties
25.0 Million Square Feet

CARRAMERICA MISSION STATEMENT
-----------------------------

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.

UNSECURED SENIOR DEBT RATINGS
-----------------------------

Duff & Phelps:             BBB
Moody's:                   Baa2
Standard & Poor's:         BBB


WEIGHTED AVERAGE OCCUPANCY
--------------------------
(stabilized)

95.3% Consolidated Properties
95.4% All Properties

REGIONAL DISTRIBUTION
---------------------
(stabilized; as of 12/31/01)

                                 Based on    Based on Square
                                   NOI          Footage
                               ------------  ---------------
Pacific region                    52.30%         49.66%
Eastern region                    25.30%         23.16%
Central region                    14.08%         17.08%
Mountain region                    8.32%         10.10%


TOP 5 MARKETS
-------------
(stabilized; as of 12/31/01)

                                % of NOI      % of Sq. Ft.
                               -----------   ---------------
San Francisco Bay Area             32.14           26.69
Washington DC Metro                19.56           14.43
Dallas                              7.46            7.94
Seattle                             6.67            7.40
Orange County/Los Angeles           6.25            8.94
                               ---------     -----------
                                   72.08           65.40
                               =========     ===========

BOARD OF DIRECTORS
------------------

Thomas A. Carr
Chairman of the Board, President
and Chief Executive Officer
CarrAmerica Realty Corporation

Andrew F. Brimmer
President
Brimmer & Company Inc.

Oliver T. Carr, Jr.
Chairman of the Board
The Oliver Carr Company

A. James Clark
Chairman of the Board and President
Clark Enterprises, Inc.

Timothy Howard
Executive Vice President and
Chief Financial Officer
Fannie Mae

Wesley S. Williams, Jr.
Partner
Covington & Burling

EXECUTIVE OFFICERS
------------------

Thomas A. Carr
President & Chief Executive Officer

Philip L. Hawkins
Chief Operating Officer

Richard F. Katchuk
Chief Financial Officer

Karen B. Dorigan
Chief Investment Officer

RESEARCH COVERAGE
-----------------

Lee Schalop/Alexis Hughes
Bank of America Securities
(212) 847-5677/(212) 847-5705

Louis Taylor
Deutsche Banc Alex. Brown
(212) 469-4912

Christopher Haley/Donald Fandetti
First Union
(443)263-6773/(443) 263-6537

James Kammert
Goldman, Sachs & Company
(212) 855-0670

John Lutzius/Elizabeth Morse
Green Street Advisors
(949) 640-8780

David Fick/Ken Weinberg
Legg Mason Wood Walker
(410) 454-5018/(410) 454-5175

David Harris
Lehman Brothers
(212) 526-5702

Steve Sakwa/Brian Legg
Merrill Lynch & Company, Inc.
(212) 449-0335/(212) 449-1153

Greg Whyte
Morgan Stanley Dean Witter
(212) 761-6331

Jim Sullivan/Mike Marron
Prudential Securities
(212) 778-2515/(212) 778-1774

Jonathan Litt/Gary Boston
Salomon Smith Barney
(212) 816-0231/(212) 816-1383

CORPORATE HEADQUARTERS
----------------------

1850 K Street, N.W. Suite 500
Washington, D.C.  20006
(202) 729-1000

REGIONAL OFFICES
----------------

Atlanta, Georgia
J. Thad Ellis, Regional Managing Director

Austin, Texas
Jeffrey S. Pace, Regional Managing Director

Chicago, Illinois
Gerald J. O'Malley, Regional Managing Director

Dallas, Texas
William Vanderstraaten, Regional Managing Director

Denver, Colorado
William Krokowski, Regional Managing Director

Northern California
Byron Woodworth, Sr. Vice President - Leasing

Phoenix, Arizona
Robert Milkovich, Regional Managing Director

Salt Lake City
William Krokowski, Regional Managing Director

Seattle/Portland
Clete Casper, Regional Managing Director

Southern California
Malcolm O'Donnell, Regional Managing Director

Washington, D.C.
John Donovan, Regional Managing Director

STOCK EXCHANGE LISTINGS
-----------------------

New York Stock Exchange

TRADING SYMBOL
--------------

CRE

INVESTOR RELATIONS
------------------

CarrAmerica Realty Corporation
1850 K Street, N.W.
Washington, D.C.  20006
Telephone:  (202) 729-1000
Fax:  (202) 729-1060

CONTACT
-------

Stephen M. Walsh
Senior Vice President, Capital Markets
Telephone:  (202) 729-1764
E-mail:  swalsh@carramerica.com
         ----------------------

INFORMATION REQUEST
-------------------

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

         Investor Relations at (202) 729-7518
         Or 1 (800) 417-2277
         swalsh@carramerica.com


                                                                  CarrAmerica(R)
                                             PLEASE VISIT OUR CORPORATE WEB SITE
                                             -----------------------------------
                                                                             AT:
                                                                             ---
                                                             www.carramerica.com
                                                             -------------------

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                          Key Quarterly Financial Data
--------------------------------------------------------------------------------
($ and shares in thousands)

                                                         12/31/2001     9/30/2001     6/30/2001     3/31/2001    12/31/2000
                                                     -----------------------------------------------------------------------
Shares and Units:
-----------------
Common Shares                                               51,965        62,488        62,082        62,080        65,018
Outstanding OP Units (a)                                     5,973         5,991         6,065         6,065         6,088
Convertible Preferred Shares                                    80            80            80           480           480
Combined Shares and OP Units (a)                            58,018        68,559        68,227        68,625        71,586
Weighted Average - Basic                                    56,884        62,266        61,840        63,186        65,152
Weighted Average - Adjusted                                 64,235        69,996        69,494        70,678        73,432

Share Price:
------------
At the End of the Period                                $    30.10    $    29.96    $    30.50    $    28.53    $    31.31
High During Period                                           30.30         33.29         30.69         30.88         31.50
Low During Period                                            27.90         27.78         27.00         27.83         28.80

Capitalization Summary (continuing operations):
-----------------------------------------------
Market Value of Common Equity                           $1,746,342    $2,054,028    $2,080,924    $1,957,871    $2,241,537
Preferred Equity                                           400,000       400,000       400,000       400,000       400,000
Total Debt                                               1,405,382     1,111,239     1,109,778     1,253,095     1,211,158
Total Market Capitalization                              3,551,724     3,565,267     3,590,702     3,610,966     3,852,695
Total Debt/Total Market Capitalization                        39.6%         31.2%         30.9%         34.7%         31.4%

Financial Information (continuing opertions):
---------------------------------------------
Total Assets                                            $2,775,600    $2,824,511    $2,821,172    $2,988,347    $3,072,841
Book Value of Real Estate Assets (before
  accumulated depreciation)                              2,936,566     2,914,030     2,889,703     2,852,199     2,909,604
Total Liabilities                                        1,514,400     1,207,584     1,204,448     1,352,662     1,336,448
Total Minority Interest (including OP)                      83,393        84,433        85,993        88,042        89,687
Total Shareholders' Equity                               1,177,807     1,532,494     1,530,731     1,547,643     1,646,706
Total Operating Revenues                                   137,750       133,444       133,526       133,926       132,669
Property NOI                                                89,427        87,844        85,340        82,181        82,942
Property Operating Margin                                     67.1%         69.3%         68.9%         66.4%         66.7%
EBITDA (f)                                                  83,018        85,552        87,801        82,375        84,551
EBITDA Per Share - Basic (f)                                  1.46          1.37          1.42          1.30          1.30
EBITDA Per Share - Diluted (f)                                1.29          1.22          1.26          1.17          1.15
Interest Coverage Ratio (c,f)                                  4.1           4.3           4.2           3.9           3.9
Interest Coverage Ratio (d,f)                                  3.7           4.1           3.8           3.6           3.5
Fixed Charge Coverage Ratio (c,f)                              2.5           2.5           2.6           2.5           2.5
Fixed Charge Coverage Ratio (d,f)                              2.3           2.5           2.4           2.4           2.3
Adjusted Funds From Operations (b,e,f)                      54,371        57,068        58,665        54,637        55,138
Dividends Declared                                          0.4625        0.4625        0.4625        0.4625        0.4625
FFO Payout Ratio - Diluted (b,f)                              54.4%         56.4%         55.1%         60.1%         61.7%
Net-Straight Line Revenue/Expense Adjustment                 4,496         3,096         2,897         2,366         3,844

Portfolio Size (including unconsolidated properties):
-----------------------------------------------------
Buildings                                                      290           288           287           283           283
Total Square Footage (in thousands)                         24,960        24,703        24,272        23,597        23,914
Current Weighted Average Occupancy                            95.4%         96.0%         97.2%         97.0%         97.7%

(a) Operating partnership
(b) See page 8 for definitions of Funds from Operations (FFO)
(c) Excluding covering capitalized interest
(d) Including covering capitalized interest
(e) Represents diluted Funds from Operations (FFO)
(f) Excludes impairment loss of $42,249 related to investment in HQ Global in the fourth quarter of 2001

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                           Consolidated Balance Sheets
--------------------------------------------------------------------------------
(In thousands)

                                                              December 31,     December 31,
                                                                 2001              2000
                                                              ------------     ------------
Assets
------
Rental property
     Land                                                     $   647,747      $   644,326
     Buildings                                                  1,857,775        1,836,214
     Tenant improvements                                          362,736          325,936
     Furniture, fixtures and equipment                              3,789            6,844
                                                              -----------      -----------
                                                                2,872,047        2,813,320
     Less: Accumulated depreciation                              (477,694)        (381,260)
                                                              -----------      -----------
         Net rental property                                    2,394,353        2,432,060

Land held for future development or sale                           45,195           47,984
Construction in progress                                           19,324           48,300
Cash and cash equivalents                                           5,041           24,704
Restricted deposits                                                 4,596           39,482
Accounts and notes receivable, net                                 28,551           70,693
Investments in unconsolidated entities                            118,479          269,193
Accrued straight-line rents                                        66,781           54,960
Tenant leasing costs, net                                          53,894           54,522
Deferred financing costs, net                                       8,698           11,311
Prepaid expenses and other assets, net                             30,688           19,632
                                                              -----------      -----------
                                                              $ 2,775,600      $ 3,072,841
                                                              ===========      ===========

Liabilities and Stockholders' Equity
------------------------------------
Liabilities:
     Mortgages and notes payable                              $ 1,405,382      $ 1,211,158
     Accounts payable and accrued expenses                         76,692           96,147
     Rent received in advance and security deposits                32,326           29,143
                                                              -----------      -----------
                                                                1,514,400        1,336,448

Minority interest                                                  83,393           89,687

Stockholders' equity:
     Preferred stock                                                   89               93
     Common stock                                                     520              650
     Additional paid in capital                                 1,356,912        1,755,985
     Cumulative dividends in excess of net income                (179,714)        (110,022)
                                                              -----------      -----------
                                                                1,177,807        1,646,706
                                                              -----------      -----------
Commitments and contingencies
                                                              $ 2,775,600      $ 3,072,841
                                                              ===========      ===========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Consolidated Statements of Operations
--------------------------------------------------------------------------------
(In thousands, except per share amounts)

                                                           Three Months Ended             Twelve Months Ended
                                                              December 31,                    December 31,
                                                        ------------------------      ------------------------
                                                           2001          2000            2001           2000
                                                        ------------------------      ------------------------
                                                              (unaudited)
Revenues:
    Rental income (1):
        Minimum base rent                               $ 109,789      $ 106,583      $ 431,817      $ 448,068
        Recoveries from tenants                            20,467         14,616         63,906         64,344
        Parking and other tenant charges                    2,979          3,218         11,886         19,447
                                                        ---------      ---------      ---------      ---------
          Total rental revenue                            133,235        124,417        507,609        531,859
    Real estate service income                              4,515          8,252         31,037         26,172
                                                        ---------      ---------      ---------      ---------
          Total operating revenues                        137,750        132,669        538,646        558,031
                                                        ---------      ---------      ---------      ---------
Operating expenses:
    Property expenses:
       Operating expenses                                  32,856         30,121        123,488        124,027
       Real estate taxes                                   10,952         11,318         39,329         45,864
    Interest expense                                       20,460         21,571         82,547         98,348
    General and administrative                             12,273         11,384         49,457         42,888
    Depreciation and amortization                          32,362         29,376        127,084        128,542
                                                        ---------      ---------      ---------      ---------
           Total operating expenses                       108,903        103,770        421,905        439,669
                                                        ---------      ---------      ---------      ---------
           Real estate operating income                    28,847         28,899        116,741        118,362

Other (expense) income:
    Interest income                                           284          2,020          3,052          4,372
    Impairment of cost investment                         (42,249)             -        (42,249)             -
    Equity in earnings of unconsolidated entities           1,065          2,685          9,322          7,596
                                                        ---------      ---------      ---------      ---------
          Total other (expense) income                    (40,900)         4,705        (29,875)        11,968
                                                        ---------      ---------      ---------      ---------

          (Loss) income from continuing operations
          before income taxes, minority
          interest and gain on sale of assets
          and other provisions, net                       (12,053)        33,604         86,866        130,330

Income taxes                                                 (391)          (786)        (1,338)        (3,393)
Minority interest                                          (2,147)        (6,994)        (9,431)       (16,149)
Gain on sale of assets and other provisions, net            1,882          8,448          2,964         36,371
                                                        ---------      ---------      ---------      ---------
          (Loss) income from continuing operations        (12,709)        34,272         79,061        147,159

Discontinued operations - Income from operations
    of discontinued Executive Suites subsidiary
    (less applicable income tax expense)                        -              -              -            456

Discontinued operations - Gain on sale of
    discontinued operations (less applicable income
    tax expense of $21,131)                                     -              -              -         31,852
                                                        ---------      ---------      ---------      ---------
Net (loss) income                                       $ (12,709)     $  34,272      $  79,061      $ 179,467
                                                        =========      =========      =========      =========

    Basic net (loss) income per share:
       Net (loss) income from continuing operations     $   (0.38)     $    0.39      $    0.73      $    1.69
       Discontinued operations                                  -              -              -           0.01
       Gain on discontinued operations                          -              -              -           0.48
                                                        ---------      ---------      ---------      ---------

       Net (loss) income                                $   (0.38)     $    0.39      $    0.73      $    2.18
                                                        =========      =========      =========      =========

  Diluted net (loss) income per share:
       Net (loss) income from continuing operations     $   (0.38)     $    0.38      $    0.71      $    1.65
       Discontinued operations                                  -              -              -           0.01
       Gain on discontinued operations                          -              -              -           0.47
                                                        ---------      ---------      ---------      ---------
       Net (loss) income                                $   (0.38)     $    0.38      $    0.71      $    2.13
                                                        =========      =========      =========      =========

NOTE: (1) Rental income includes $4,496 and $3,844 of accrued straight line rents for the three months periods ended December 31, 2001 and 2000, respectively, and $12,855 and $13,478 of accrued straight line rents for the twelve months periods ended December 31, 2001 and 2000, respectively.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Consolidated Statements of Cash Flow

---------------------------------------------------------------------------------------------------------------------
(In thousands)

                                                                                           Twelve Months Ended
                                                                                               December 31,
                                                                                        --------------------------
                                                                                           2001             2000
Cash flow from operating activities:
    Net income                                                                          $  79,061        $ 179,467
    Adjustments to reconcile net income to net cash provided by operating activities:
        Depreciation and amortization                                                     127,084          128,542
        Minority interest                                                                   9,431           16,149
        Equity in earnings of unconsolidated entities                                      (9,322)          (7,596)
        Impairment loss on investment                                                      42,249                -
        Gain on sale of assets and other provisions                                        (2,964)         (36,371)
        Income and gain on sale of discontinued operations                                      -          (32,308)
        Provision for uncollectible accounts                                                5,498           (2,879)
        Stock based compensation                                                            2,630            2,890
        Other                                                                                 330           (2,686)
    Change in assets and liabilities:
        Decrease (increase) in accounts receivable                                         19,737          (22,215)
        Increase in accrued straight-line rents                                           (13,009)          (9,187)
        Additions to tenant leasing costs                                                 (13,418)         (17,050)
        Increase in prepaid expenses and other assets                                     (14,798)          (4,332)
        Decrease in accounts payable and accrued expenses                                 (18,508)         (15,796)
        Increase in rent received in advance and security deposits                          3,713            2,426
                                                                                        ---------        ---------
           Total adjustments                                                              138,653             (413)
                                                                                        =========        =========
           Net cash provided by operating activities                                      217,714          179,054
                                                                                        ---------        ---------
Cash flows from investing activities:
    Acquisition and development of rental property                                        (49,829)         (90,475)
    Additions to land held for development or sale                                        (37,661)         (26,157)
    Additions to construction in progress                                                 (32,443)         (97,025)
    Acquisitions and development of executive suites assets                                     -           (6,678)
    Payments on notes receivable                                                           16,542                -
    Issuance of notes receivable                                                             (582)          (5,518)
    Distributions from unconsolidated entities                                             91,167            7,392
    Investments in unconsolidated entities                                                (17,194)         (29,942)
    Acquisition of minority interest                                                       (5,033)          (8,438)
    Decrease (increase) in restricted cash and cash equivalents                            34,886          (27,007)
    Proceeds from the sale of discontinued operations                                           -          377,310
    Proceeds from sales of properties                                                     101,351          474,015
                                                                                        ---------        ---------
           Net cash provided by investing activities                                      101,204          567,477
                                                                                        =========        =========
Cash flows from financing activities:
    Repurchase of common stock                                                           (428,275)         (90,223)
    Exercises of stock options                                                             28,477           29,730
    Net borrowings (repayments) on unsecured credit facility                              281,000         (307,500)
    Payment of senior unsecured notes                                                           -         (150,000)
    Net repayments of mortgages payable                                                   (86,770)         (88,811)
    Proceeds from mortgages                                                                26,628                -
    Dividends and distributions to minority interests                                    (159,641)        (169,320)
    Contributions from minority interests                                                       -            2,411
                                                                                        =========        =========
           Net cash used by financing activities                                         (338,581)        (773,713)
                                                                                        ---------        ---------
           Decrease in unrestricted cash and cash equivalents                             (19,663)         (27,182)
Unrestricted cash and cash equivalents, beginning of the period                            24,704           51,886
                                                                                        ---------        ---------
Unrestricted cash and cash equivalents, end of the period                               $   5,041        $  24,704
                                                                                        =========        =========
Supplemental disclosure of cash flow information:
    Cash paid for interest (net of capitalized interest of $6,221 and $12,367
       for the twelve months ended December 31, 2001 and 2000, respectively)            $  74,996        $  99,628
                                                                                        =========        =========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                              Funds From Operations
--------------------------------------------------------------------------------

     The National Association of Real Estate Investment Trusts (NAREIT) defines funds from operations ("FFO") as net income (loss) (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring or sales of property, plus depreciation and amortization of assets uniquely significant to the real estate industry and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. NAREIT's definition for FFO excludes discontinued operations, however, the Company has elected to calculate FFO from discontinued operations, the Company's executive suites business which was sold in 2000. FFO for discontinued operations includes executive suites earnings before depreciation, amortization and deferred taxes ("EBDADT").


(Unaudited and in thousands, except per share amounts)                         Three Months Ended           Twelve Months Ended
                                                                                  December 31,                 December 31,
                                                                            ------------------------    --------------------------
                                                                               2001          2000          2001            2000
                                                                            ----------    ----------    ----------      ----------
Net income from continuing operations before minority interest:             $  (10,562)   $   41,266    $   88,492      $  163,308


Adjustments to derive funds from continuing operations:
  Add:   Depreciation and amortization - REIT properties                        30,633        28,033       121,346         123,036
         Depreciation and amortization - Equity properties                       2,592         3,267        10,563           5,825
  Deduct:
         Minority interests' (non Unitholders) share of
           depreciation, amortization and net income                               (41)         (362)         (755)         (1,084)
         Gain on sale of assets and other provisions, net                       (1,882)       (8,448)       (2,964)        (36,371)
                                                                            ----------    ----------    ----------      ----------
FFO from continuing operations before allocations to minority Unitholders       20,740        63,756       216,682         254,714

Less:  FFO allocable to the minority Unitholders                                (3,961)       (4,112)      (16,901)        (16,342)
                                                                            ----------    ----------    ----------      ----------
CarrAmerica Realty Corporation's FFO from continuing operations                 16,779        59,644       199,781         238,372
Less:  Preferred stock dividends                                                (8,669)       (8,842)      (34,719)        (35,206)
                                                                            ----------    ----------    ----------      ----------
CarrAmerica Realty Corporation's FFO from continuing operations
  attributable to common shares                                                  8,110        50,802       165,062         203,166

Discontinued operations                                                              -             -             -          13,368
Gain on sale of discontinued operations                                              -             -             -          31,852
                                                                            ----------    ----------    ----------      ----------
CarrAmerica Realty Corporation's FFO attributable to common shares          $    8,110    $   50,802    $  165,062      $  248,386
                                                                            ==========    ==========    ==========      ==========

Weighted average common shares outstanding:
  Basic                                                                         56,884        65,152        61,010          66,221
  Diluted                                                                       58,165        73,432        62,698          74,425


Basic funds from operations per common share:                               $     0.14    $     0.78    $     2.71      $     3.75
                                                                            ==========    ==========    ==========      ==========

Adjusted funds from operations per common share:                            $     0.14    $     0.75    $     2.64      $     3.57
                                                                            ==========    ==========    ==========      ==========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                          Funds From Operations (con't)
--------------------------------------------------------------------------------

                                                                              2001              2001
                                                                           Funds From        Funds From
                                                                           Operations        Operations
                                                                            Including         Excluding
                                                                            HQ Global         HQ Global
                                                                           Impairment        Impairment
(in thousands, except per share amounts)                                      Loss              Loss
                                                                          ------------       -----------
Funds from operations                                                     $   165,062        $  207,311
Series A preferred dividends                                                      529               529
Minority interest from convertible partnership units                                -            16,901
                                                                          ------------       -----------
Adjusted funds from operations                                            $   165,591        $  224,741
                                                                          ============       ===========

Weighted average common shares outstanding                                     61,010            61,010
Weighted average conversion of Series A Preferred Stock                           256               256
Weighted average conversion of operating partnership units/1/                       -             6,040
Incremental options                                                             1,432             1,432
                                                                          ------------       -----------
Adjusted weighted average common shares                                        62,698            68,738
                                                                          ============       ===========

Adjusted funds from operations attributable to common shares              $      2.64        $     3.27
                                                                          ============       ===========

     /1/ The effects of convertible units in CarrAmerica Realty, L.P. and Carr Realty, L.P. are not included in the computation of adjusted FFO per share for the periods in which their effect is antidilutive.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Same Store Operating Property Results
--------------------------------------------------------------------------------


(In thousands)

                                          Three Months Ended             %            Twelve Months Ended             %
                                             December 31,              Change             December 31,             Change
                                      ---------------------------      ------     ---------------------------      ------
                                           2001            2000                       2001           2000
                                      -----------     -----------                 -----------     -----------
Real estate operating revenue         $   117,469     $   111,366        5.5%     $   437,687     $   419,581        4.3%

Real estate operating expenses             41,743          35,943       16.1%         145,903         132,318       10.3%
                                      -----------     -----------                 -----------     -----------

Total real estate operating income
   - GAAP basis                       $    75,726     $    75,423        0.4%     $   291,784     $   287,263        1.6%
                                      ===========     ===========                 ===========     ===========
Straight-line rent adjustment               2,619           3,361      -22.1%           8,162           9,153      -10.8%
                                      -----------     -----------                 -----------     -----------

Total real estate operating income
   - Cash basis                       $    73,107     $    72,062        1.5%     $   283,622     $   278,110        2.0%
                                      ===========     ===========                 ===========     ===========

YTD average occupancy                        96.0%           98.4%      -2.4%            96.0%           97.7%      -1.7%
                                      ===========     ===========                 ===========     ===========

Same store square footage               1,815,328                                  17,485,011
                                      ===========                                 ===========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                              Statements of EBITDA
--------------------------------------------------------------------------------

(In thousands)

                                                    Three Months Ended          Twelve Months Ended
                                                       December 31,                 December 31,
                                                  ----------------------      ----------------------
                                                    2001          2000           2001         2000
                                                  --------      --------      --------      --------
CONTINUING OPERATIONS:
     Revenues:
          Rental income                           $133,235      $124,417      $507,609      $531,859
          Real estate service income                 4,515         8,252        31,037        26,172
          Other income (1,2)                         1,349         4,705        12,374        11,968
                                                  --------      --------      --------      --------
                    Total revenue                  139,099       137,374       551,020       569,999
                                                  --------      --------      --------      --------

     Operating expenses:
          Property operating expenses:
               Operating expenses                   32,856        30,121       123,488       124,027
               Real estate taxes                    10,952        11,318        39,329        45,864
          General and administrative                12,273        11,384        49,457        42,888
                                                  --------      --------      --------      --------
                    Total operating expenses        56,081        52,823       212,274       212,779
                                                  --------      --------      --------      --------

     EBITDA from continuing operations            $ 83,018      $ 84,551      $338,746      $357,220
                                                  ========      ========      ========      ========

(1) Excludes gain on sale of assets and other provisions, net

(2) Excludes impairment loss of $42,249 on HQ Global investment in 2001.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                Financial Ratios
--------------------------------------------------------------------------------


Financial Position Ratios for Continuing Operations:
---------------------------------------------------

                                                                        Dec. 31,     Dec. 31,
                                                                          2001         2000
                                                                       ----------   ----------
Total Debt/Total Capitalization (Book Value)                             52.1%        42.4%
Total Debt/Total Capitalization (Market)                                 39.6%        31.4%


Operating Ratios for Continuing Operations:
------------------------------------------

                                                  Three Months Ended          Twelve Months Ended
                                                     December 31,                 December 31,
                                                ----------------------      -----------------------
                                                  2001          2000          2001           2000
                                                --------      --------      --------       --------
Secured EBITDA/Total EBITDA                       31.7%         37.1%         31.4%          35.4%

Interest Coverage (1,4)
  Excluding capitalized interest                  4.06          3.92          4.10           3.63
  Including capitalized interest                  3.72          3.54          3.82           3.23

Fixed charge coverage (4)
  Excluding capitalized interest                  2.46          2.46          2.50           2.42
  Including capitalized interest                  2.33          2.31          2.39           2.23


Diluted FFO Payout Ratio (2,4)                    54.4%         61.7%         56.6%          62.5%

G&A as a % of Revenue (3)                          8.8%          8.3%          9.0%           7.5%

NOTES:

(1) Calculated as EBITDA before minority interests allocation, extraordinary items, and nonrecurring charges divided by interest expense for the period.
(2) Dividends paid per common share divided by diluted FFO per share.
(3) Excludes gains on sales of assets. Includes interest income and equity on earnings of unconsolidated entities.
(4) Excludes impairment loss of $42,249 related to the HQ Global investment in the fourth quarter of 2001.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Share and Operating Partnership Unit Data
--------------------------------------------------------------------------------

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding at December 31, 2001 and 2000, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding for the quarter ended December 31, 2001 and 2000. The non-dividend paying Units are not entitled to any distributions until they convert into dividend paying Units on fixed dates in the future.

(In thousands)

                                                               CarrAmerica
                                                           Realty Corporation
                                          CarrAmerica           Series A
                                      Realty Corporation       Convertible      Dividend Paying   Non-Dividend
                                         Common Shares      Preferred Shares         Units        Paying Units
                                          Outstanding        Outstanding (a)    Outstanding (b)    Outstanding
                                      ------------------   ------------------   ---------------   ------------
Outstanding as of
   December 31, 2001                          51,965                  80              5,794             179
   December 31, 2000                          65,018                 480              5,656             268

Weighted average for the three
   months ended December 31,
   2001                                       56,884                  80              5,811             179
   2000                                       65,152                 480              5,850             268

Weighted average for the twelve
   months ended December 31,
   2001                                       61,010                 256              5,809             231
   2000                                       66,221                 495              5,916             405

Notes:
(a) Series A Preferred shares are convertible into common shares on a one-for-one basis.
(b) Operating partnership Units are convertible into cash or common shares on a one-for-one basis.
(c) The Company has the following Cumulative Redeemable Preferred shares outstanding which are not included in the table above:

              Series B       8,000,000 Shares
              Series C       6,000,000 Shares
              Series D       2,000,000 Shares

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                           Debt Capitalization Summary
--------------------------------------------------------------------------------
($ in thousands)

                                                                          Principal    Interest   Maturity
Description of Notes/Lender                       Property               Outstanding     Rate       Date
---------------------------                       --------               ------------    ----       ----
Techmart Commercial Ctr.               Techmart Commercial Ctr. (Note 4) $        94      N/A     01-Feb-03
NML                                    Square 24 Associates (Note 3)          28,875     8.90%    01-Jun-02
Union Bank of California               Jaycor                                 10,861     7.35%    01-Feb-03
GE Capital                             Parkway North                          24,164     6.92%    01-Dec-03
Sun Life Assurance Company of Canada   Tract 17/Canyon Park Commons            4,923     9.13%    01-Dec-04
UBS Mortgage Finance Inc.              U.S. West                              16,613     7.92%    01-Dec-05
UBS Mortgage Finance Inc.              U.S. West                               4,822     7.92%    01-Dec-05
UBS Mortgage Finance Inc.              U.S. West                               7,233     7.92%    01-Dec-05
UBS Mortgage Finance Inc.              U.S. West                               7,233     7.92%    01-Dec-05
Salomon Brothers                       Redmond East                           26,141     8.38%    01-Jan-06
State Farm                             Peterson (Note 2)                      18,718     7.20%    01-Jan-06
Farm Bureau Life Insurance Co.         Wateridge Pavilion                      3,308     8.25%    01-Nov-06
Teachers Ins. and Ann. Assoc. of Amer. Wasatch Corporate Center               12,016     8.15%    02-Jan-07
Metropolitan Life Insurance Company    2600 West Olive                        18,913     6.75%    01-Jan-09
Midland Loan Services                  Palomar Oaks                            9,636     8.85%    01-Apr-09
Northwest Mutual                       1255 23rd St (Note 1)                  37,982     8.12%    01-Apr-09
Northwest Mutual                       1730 Penn, I Square (Note 1)          182,176     8.12%    01-Apr-09
GE Capital                             South Coast                            14,871     7.13%    10-Jun-09
Business Men's Assurance Co.           Sorenson - Bus. Men's Assur.            2,198     7.75%    01-Jul-11
Berkshire Life Insurance Co.           Sorenson - Berkshire                    1,523     8.88%    01-May-17
Aid Association for Lutherans          1747 Penn                              14,042     9.50%    10-Jul-17
Aid Association for Lutherans          900 19th St/Pres. Plaza                15,305     8.25%    15-Jul-19
Riggs                                  1775 Penn-Riggs                        11,735     7.63%    01-Sep-29
                                                                         -----------------------
                                                                         $   473,382     8.04%
                                                                         ===========     ====

                                                                                                 Principal Maturity
                                                                             ------------------------------------------------------
                                                                                                                           2006 &
Description of Notes/Lender                       Property                       2002       2003       2004       2005   Thereafter
---------------------------                       --------                       ----       ----       ----       ----   ----------
Techmart Commercial Ctr.               Techmart Commercial Ctr. (Note 4)     $     48   $     46   $      -   $      -   $        -
NML                                    Square 24 Associates (Note 3)           28,875          -          -          -            -
Union Bank of California               Jaycor                                     747     10,114          -          -            -
GE Capital                             Parkway North                                -     24,164          -          -            -
Sun Life Assurance Company of Canada   Tract 17/Canyon Park Commons               276        302      4,345          -            -
UBS Mortgage Finance Inc.              U.S. West                                3,615      3,980      4,363      4,655            -
UBS Mortgage Finance Inc.              U.S. West                                1,045      1,187      1,341      1,249            -
UBS Mortgage Finance Inc.              U.S. West                                1,450      1,680      1,936      2,167            -
UBS Mortgage Finance Inc.              U.S. West                                1,450      1,680      1,936      2,167            -
Salomon Brothers                       Redmond East                               477        519        564        560       24,021
State Farm                             Peterson (Note 2)                          804        864        929        912       15,209
Farm Bureau Life Insurance Co.         Wateridge Pavilion                          68         74         80         87        2,999
Teachers Ins. and Ann. Assoc. of Amer. Wasatch Corporate Center                   249        270        293        318       10,886
Metropolitan Life Insurance Company    2600 West Olive                            255        273        292        313       17,780
Midland Loan Services                  Palomar Oaks                               179        195        213        233        8,816
Northwest Mutual                       1255 23rd St (Note 1)                      519        563        611        662       35,627
Northwest Mutual                       1730 Penn, I Square (Note 1)             2,490      2,700      2,927      3,176      170,883
GE Capital                             South Coast                                235        252        270        270       13,844
Business Men's Assurance Co.           Sorenson - Bus. Men's Assur.               163        176        190        190        1,479
Berkshire Life Insurance Co.           Sorenson - Berkshire                        49         53         58         58        1,305
Aid Association for Lutherans          1747 Penn                                  414        455        500        505       12,168
Aid Association for Lutherans          900 19th St/Pres. Plaza                    408        443        481        523       13,450
Riggs                                  1775 Penn-Riggs                            129        139        150        162       11,155
                                                                             ------------------------------------------------------
                                                                             $ 43,945   $ 50,129   $ 21,479   $ 18,207   $  339,622
                                                                             ========   ========   ========   ========   ==========

Note 1: Secured by International Square, 1730 Pennsylvania Avenue and 1255 23rd Street.

Note 2: Secured by Century Springs West, Glenridge, Midori, Lakewood and
        Parkwood.

Note 3: Secured by Sunnyvale Technology Center, Highland Corporate Center, and Hacienda West

Note 4: Capital lease

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Debt Capitalization Summary - continued
--------------------------------------------------------------------------------
($ In thousands)
               Unsecured Bonds Payable
               -----------------------

                                                                                               Principal Maturity
                                                                           ---------------------------------------------------------
                                         Principal   Interest  Maturity                                                    2006 &
                                        Outstanding    Rate      Date        2002       2003        2004        2005      Thereafter
                                        -----------    ----      ----        ----       ----        ----        ----      ----------
               7.200% Notes due 2004    $   150,000   7.200%   1-Jul-04    $       -  $       -  $  150,000   $       -   $       -
                                        -----------                        ---------  ---------  ----------   ---------   ---------
               7.375% Notes due 2007    $   125,000   6.375%   1-Jul-07    $       -  $       -  $        -   $       -   $ 125,000
                                        -----------                        ---------  ---------  ----------   ---------   ---------
               6.625% Notes due 2005    $   100,000   6.625%   1-Mar-05    $       -  $       -  $        -   $ 100,000   $       -
                                        -----------                        ---------  ---------  ----------   ---------   ---------
               6.875% Notes due 2008    $   100,000   6.875%   1-Mar-08    $          $          $            $       -   $ 100,000
                                        -----------                        ---------  ---------  ----------   ---------   ---------




               Unsecured Line of Credit
               ------------------------

                                                                            Amount                               Amount
                                                                          Outstanding                         outstanding
                                         Available   Interest  Maturity    Beginning                              End
               Lender                    Commitment    Rate      Date       of Year   Advances   Repayments    of Month
               ------                   -----------    ----      ----       ------    --------   ----------    --------
               Morgan Guaranty Trust/1/     N/A      L + .700%     N/A     $ 176,000  $ 119,000  $  295,000   $       -
                                        -----------                        ---------  ---------  ----------   ---------
               JP Morgan Chase          $    43,000  L + .700%  28-Jun-04  $       -  $ 531,653  $   74,653   $ 457,000
                                        -----------                        ---------  ---------  ----------   ---------


               Note:  LIBOR at 12/31/01 was a follows:
                      30  day                 1.88%
                      90  day                 1.88%
                      180 day                 1.98%

               /1/ Retired June 2001

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                               Investment Balances
--------------------------------------------------------------------------------


                                                             Investment Balance
                                 Accounting   Percentage    as of Dec. 31, 2001
                                   Method     Ownership            ($000)
                                 ----------   -----------   --------------------
Carr Office Park LLC               Equity           35%                  54,543
1919 Pennsylvania Assoc.           Equity           49%                  17,742
1201 F Street                      Equity           35%                   9,445
1717 Pennsylvania                  Equity           50%                   7,581
300 W. Sixth Street                Equity           20%                   7,245
575 7th Street                     Equity           30%                   6,424
799 9th Street                     Equity           40%                   3,268
Custer Court                       Equity           49%                   3,046
CC JM II                           Equity           50%                   2,867
AgilQuest                           Cost            18%                   2,758
WCM JV                             Equity           16%                   1,860
essention                           Cost            19%                   1,700



                                                                        118,479

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                        Unconsolidated Equity Investments
             As of and for the twelve months ended December 31, 2001


                                                      1717        Custer                    300 W.       799
($ in thousands)                        CC JM         Penn         Court     1201 F St.   Sixth St.     9th St.
                                       -------      -------      -------     ----------   ---------     -------
Equity Investment/1/                     1,467        9,200        2,714       10,536        6,551        3,000

Loans Payable/2/                        10,209       12,089        3,617       13,866        6,440       15,265

Percentage Ownership                        50%          50%          49%          35%          20%          40%

Total revenue                            4,498        7,254          388       11,448            -            -
                                       -------      -------      -------      -------      -------      -------

Expenses

   Operating expenses                      938        2,753          152        3,389            -            -

   Interest expense                      1,462        1,611           44        3,189            -            -

   Depreciation/amortization             1,157        2,304           82        2,657            -            -
                                       -------      -------      -------      -------      -------      -------

     Total expenses                      3,557        6,668          278        9,235            -            -
                                       -------      -------      -------      -------      -------      -------

Net income                                 941          586          110        2,213            -            -
                                       =======      =======      =======      =======      =======      =======

CarrAmerica's share of net

      net income                           471          293           54          775            -            -

  GAAP adjustments/3/                        5            -            -            -            -            -
                                       -------      -------      -------      -------      -------      -------

  Equity in earnings                       476          293           54          775            -            -
                                       =======      =======      =======      =======      =======      =======

                                         Carr
                                        Office                      1919          575
($ in thousands)                         Park        WCM JV        Assoc.       Seventh
                                       -------       -------       -------      -------
Equity Investment/1/                    75,452         1,583        30,395         5,775

Loans Payable/2/                        78,432             -        40,161         7,950

Percentage Ownership                        35%           16%           49%           30%

Total revenue                           64,957         1,077        15,329             -
                                       -------       -------       -------       -------

Expenses

   Operating expenses                   23,619           159         4,837             -

   Interest expense                      7,373             -         5,546             -

   Depreciation/amortization            19,541           465         2,491             -
                                       -------       -------       -------       -------

     Total expenses                     50,533           624        12,874             -
                                       -------       -------       -------       -------

Net income                              14,424           453         2,455             -
                                       =======       =======       =======       =======

CarrAmerica's share of net

      net income                         5,048            72         1,203             -

  GAAP adjustments/3/                     (378)          (20)          (14)            -
                                       -------       -------       -------       -------

  Equity in earnings                     4,670            52         1,189             -
                                       =======       =======       =======       =======


/1/ CarrAmerica's share of the investee's equity

/2/ CarrAmerica's percentage of investee's debt

/3/ Adjustments made to investee's net income for equity in earnings

--------------------------------------------------------------------------------

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
    Current Summary of Portfolio Operating Properties As Of Decenber 31, 2001
    -------------------------------------------------------------------------

                                                            Net Rentable
                                                              Area in                          Number
                                                               Square          Percent           of
                                                              Feet/(1)/       Leased/(2)/     Buildings
                                                          ----------------- --------------  -------------
Consolidated Properties

EAST REGION
Downtown Washington, D.C.:
     International Square                                   1,014,556         100.0%           3
      900 19th Street                                         101,215          97.7%           1
      2550 M Street                                           187,931         100.0%           1
      1730 Pennsylvania Avenue                                229,377         100.0%           1
      1255 23rd Street                                        306,395          96.4%           1
      1747 Pennsylvania Avenue                                151,872          96.4%           1
      1775 Pennsylvania Avenue                                143,981          98.5%           1
Suburban Washington, D.C.:
      One Rock Spring Plaza                                   205,721          98.1%           1
      Sunrise Corporate Center                                260,253         100.0%           3
      Reston Crossing East & West                             327,788         100.0%           2
Atlanta, GA:
      Glenridge                                                63,904          97.7%           1
      Century Springs West                                     95,074          78.0%           1
      Holcomb Place                                            72,827         100.0%           1
      Midori                                                   99,691         100.0%           1
      Parkwood                                                150,270          96.0%           1
      Lakewood                                                 80,483          20.2%           1
      The Summit                                              179,085         100.0%           1
      Spalding Ridge                                          128,233          99.3%           1
      2400 Lake Park Drive                                    100,918          77.0%           1
      680 Engineering Drive                                    62,154          83.4%           1
      Embassy Row                                             465,359          90.8%           3
      Embassy 100, 500                                        190,470         100.0%           2
      Waterford Centre                                         82,368          75.3%           1

              East Region Subtotal                          4,699,925          95.4%          31          23.1%


PACIFIC REGION
Southern California,
Orange County/Los Angeles
      Scenic Business Park                                    138,076         100.0%           4
      Harbor Corporate Park                                   151,924          96.1%           4
      Plaza PacifiCare                                        104,377         100.0%           1
      Katella Corporate Center                                 80,609          97.1%           1
      Warner Center                                           343,486          98.7%          12
      South Coast Executive Center                            161,692          68.4%           2
      Warner Premier                                           61,553          64.3%           1
      Von Karman                                              104,138         100.0%           1
      2600 W. Olive                                           144,831         100.0%           1
      Bay Technology Center                                   107,481         100.0%           2
      Pacific Corporate Plaza 1, 2, & 3                       125,298         100.0%           3
      Alton Deere Plaza                                       182,183          79.9%           6
      Westlake Spectrum                                       108,084         100.0%           2

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
   Current Summary of Portfolio Operating Properties As Of December 31, 2001
--------------------------------------------------------------------------------

                                                          Net Rentable
                                                             Area in                   Number
                                                             Square       Percent        of
                                                            Feet/(1)/   Leased/(2)/   Buildings
                                                          ------------  ------------  ---------

Southern California,
San Diego:
  Del Mar Corporate Plaza                                     123,142      100.0%            2
  Wateridge Pavilion                                           62,194       73.5%            1
  Towne Center Technology Park 1, 2, 3                        182,120      100.0%            3
  Lightspan                                                    64,800      100.0%            1
  La Jolla Spectrum 1 & 2                                     156,653      100.0%            2
  Palomar Oaks Technology Park                                170,357       81.8%            6
  Jaycor                                                      105,358      100.0%            1
  Highlands Corporate Center                                  205,085       89.2%            5

Northern California,
San Francisco Bay Area:
  CarrAmerica Corporate Center                              1,004,799      100.0%            7
  Valley Business Park I                                       67,784       83.2%            2
  Bayshore Centre 2                                            94,874      100.0%            1
  Rincon Centre                                               201,178      100.0%            3
  Valley Centre II                                            212,082      100.0%            4
  Valley Office Centre                                         68,881       96.4%            2
  Valley Centre                                               102,291      100.0%            2
  Valley Business Park II                                     166,928      100.0%            6
  Rio Robles                                                  368,178      100.0%            7
  First Street Technology Center                               67,582      100.0%            1
  Baytech Business Park                                       300,000      100.0%            4
  3571 North First Street                                     116,000      100.0%            1
  San Mateo Center I                                           70,000        0.0%            1
  Oakmead West Land A-G                                       425,981      100.0%            7
  San Mateo II & III                                          141,731       61.5%            2
  Hacienda West                                               208,654       93.8%            2
  Sunnyvale Technology Center                                 165,520      100.0%            5
  Clarify Corporate Center 1, 2, 3, 4                         258,048      100.0%            4
  Valley Technology Center 1, 2, 3, 4, 5, 6 & 7               460,590      100.0%            7
  Golden Gateway Commons                                      273,842       95.3%            3
  Techmart Commerce Center                                    266,050       91.3%            1
  Fremont Technology Park 1, 2, 3                             139,304      100.0%            3
  Mountain View Gateway Center                                236,400      100.0%            2
Portland, OR:
  Sunset Corporate Park                                       132,531       80.9%            3
  Rock Creek Corp Center                                      142,662      100.0%            3
Seattle, WA:
  Redmond East                                                396,497       91.6%           10
  Redmond Hilltop B & C                                        90,880      100.0%            2
  Canyon Park                                                 316,978       99.1%            6
  Willow Creek                                                 96,179      100.0%            1
  Willow Creek Corp. Center 1, 2, 3, 4, 5, & 6                329,009      100.0%            6
  Canyon Park Commons 1, 2, 4                                 176,846      100.0%            3
  Canyon Park Commons                                          95,290      100.0%            1
      Pacific Region Subtotal                              10,077,010       95.6%          173    49.7%

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Current Summary of Portfolio Operating Properties
                             As Of December 31, 2001
--------------------------------------------------------------------------------

                                                   Net Rentable
                                                     Area in                     Number
                                                      Square        Percent       of
                                                     Feet/(a)/    Leased/(2)/  Buildings
                                                   ------------   -----------  ---------
CENTRAL REGION
Austin, TX:
  City View Centre                                   136,183         24.0%        3
  City View Centre                                   128,716        100.0%        1
  Braker Point                                       195,230        100.0%        1
  Tower of the Hills                                 166,149        100.0%        2
Chicago, IL:
  Parkway North I                                    249,314         80.6%        1
  Unisys                                             365,244         97.0%        2
  The Crossings                                      297,799         92.3%        1
  Bannockburn I & II                                 209,969         93.2%        2
  Bannockburn IV                                     105,330         96.2%        1
Dallas, TX:
  Cedar Maple Plaza                                  113,343         93.1%        3
  Quorum North                                       116,178         93.3%        1
  Quorum Place                                       178,296         90.9%        1
  Tollway Plaza 1, 2                                 359,903        100.0%        2
  Two Mission Park                                    77,832         85.7%        1
  Commons @ Las Colinas 1, 2, 3                      604,234        100.0%        3
  5000 Quorum                                        162,165         96.5%        1

  Central Region Subtotal                          3,465,885         92.7%       26        17.1%

MOUNTAIN REGION
Denver, CO:
  Harlequin Plaza                                    329,273         94.9%        2
  Quebec Court I                                     130,000        100.0%        1
  Quebec Court II                                    157,294        100.0%        1
  Quebec Centre                                      106,865         93.5%        3
  Dry Creek 3                                         92,356        100.0%        1
Phoenix, AZ:
  Qwest Communications                               532,506        100.0%        4
Salt Lake City, UT:
  Sorenson Research Park                             282,944         97.7%        5
  Wasatch Corporate Center                           178,231         96.0%        3
  Wasatch Corporate Center 17, 18                    121,654        100.0%        2
  Sorenson X                                          41,288        100.0%        1
  Creekside I & II                                    78,000        100.0%        1

  Mountain Region Subtotal                         2,050,411         98.2%       24        10.1%

TOTAL CONSOLIDATED PROPERTIES:                    20,293,231                    254       100.0%
WEIGHTED AVERAGE                                                     95.3%

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
   Current Summary of Portfolio Operating Properties As of December 31, 2001
--------------------------------------------------------------------------------

                                                 Company's       Net Rentable
                                                 Effective         Area in                       Number
                                                  Property         Square         Percent          of
Property                                         Ownership         Feet/(1)/     Leased/(2)/    Buildings
--------                                        -----------      ------------   -------------  -----------
Unconsolidated Properties
Washington, D.C.:
     1919 Pennsylvania Avenue                         49.0%          328,436            99.4%           1
     2025 M Street                                    49.0%          245,303            99.5%           1
     1201 F Street                                    35.0%          226,871            96.0%           1
     Bond Building                                    15.0%          162,182            99.2%           1
     1717 Pennsylvania Avenue                         50.0%          236,455            97.2%           1
     799 9th Street                                   40.0%          201,464            74.3%           1
     Booz-Allen & Hamilton Building                   50.0%          222,989           100.0%           1

Portland, OR:
     GM Call Center                                   16.2%          103,279           100.0%           1

Chicago Market Office:
     Parkway 3, 4, 5, 6, 10                           35.0%          653,914            99.2%           5

Dallas Market Office:
     Royal Ridge Phase II, A,B                        35.0%          503,733            88.9%           4
     Custer Court                                     49.0%          120,050            45.0%           1

Austin Market Office:
     Riata Corporate and Riata Crossing               35.0%          997,678           100.0%          12

Denver Market Office:
     Panorama I, II, III, V, VIII, X                  35.0%          664,050            91.0%           6

TOTAL UNCONSOLIDATED PROPERTIES:                                   4,666,404                           36
WEIGHTED AVERAGE                                                                        95.7%

ALL OPERATING PROPERTIES
TOTAL:                                                            24,959,635                          290
WEIGHTED AVERAGE                                                                        95.4%

/(1)/ Includes office and retail space but excludes storage space.
/(2)/ Includes space for leases that have been executed and have commenced as of September 30, 2001.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 Lease Rollover Schedule - Stabilized Properties
--------------------------------------------------------------------------------

                                             Current      YTD Aug/     Vacant
Region/Market                  Sq. Feet     Occupancy    Occupancy    Sq. Feet        2002        2003        2004        2005
-------------                  --------     ---------    ---------    --------        ----        ----        ----        ----
PACIFIC REGION
San Francisco Bay Area         5,416,697       96.5%      98.2%        187,410       478,442     690,483     682,223     770,999
Orange County/Los Angeles      1,813,732       93.3%      92.7%        122,256       240,482     207,372     298,412     228,916
Seattle                        1,501,679       97.6%      99.1%         35,932        31,131     230,208     234,184     467,058
San Diego                      1,069,709       93.5%      96.4%         69,713        27,871     138,762     101,171      83,956
Portland                         275,193       90.8%      91.5%         25,365             -           -      31,497      51,797

MOUNTAIN REGION
Denver                           815,788       97.1%      97.1%         23,709       131,714      95,881      44,430     179,564
Phoenix                          532,506      100.0%     100.0%              -             -           -           -           -
Salt Lake City                   702,117       98.0%      98.1%         13,720        34,778     154,371     275,883      12,389

CENTRAL REGION
Chicago                        1,227,656       91.8%      92.1%        100,593       293,554     313,062     178,091     141,271
Dallas                         1,611,951       97.0%      97.0%         48,620       126,671     285,309     140,927      81,897
Austin                           626,278       83.5%      91.3%        103,456        12,589      34,330     262,220       7,387

EAST REGION
Washington, DC
  Downtown Properties          2,135,327       99.0%      99.5%         21,090       132,231     236,360     526,022     101,342
  Suburban Properties            793,762       99.5%      99.5%          3,884             -      27,339      88,548     247,888
Atlanta                        1,770,836       89.3%      90.8%        190,034       497,815     312,748     181,058      99,412

Total                         20,293,231       95.3%      96.5%        945,782     2,007,278   2,726,225   3,044,666   2,473,876

                                                                                                         2012 &
Region/Market                       2006        2007        2008        2009        2010        2011    Thereafter
-------------                       ----        ----        ----        ----        ----        ----    ----------
PACIFIC REGION
San Francisco Bay Area             993,052     351,849     696,074     199,903     129,862          -      236,400
Orange County/Los Angeles          286,196     158,673     227,167           -      25,428     18,830            -
Seattle                            102,210           -           -     325,264           -          -       75,692
San Diego                          101,861           -           -      84,949      97,054          -      364,372
Portland                                 -     122,127           -           -      44,407          -            -

MOUNTAIN REGION
Denver                             150,111           -     190,379           -           -          -            -
Phoenix                                  -     532,506           -           -           -          -            -
Salt Lake City                      87,456     123,520           -           -           -          -            -

CENTRAL REGION
Chicago                             30,392       5,667      50,431      12,800           -     80,713       21,082
Dallas                              42,530      83,587     131,479     440,872     223,470      6,589            -
Austin                              11,066           -           -           -           -          -      195,230

EAST REGION
Washington, DC
  Downtown Properties              253,017     260,038     205,695      75,304      15,117      3,528      305,583
  Suburban Properties               55,775      40,345           -     327,788       2,195          -            -
Atlanta                             47,951      81,106           -      46,674      75,711    113,568      124,759

Total                            2,161,617   1,759,418   1,501,225   1,513,554     613,244    223,228    1,323,118

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                       Operating Portfolio Lease Economics
--------------------------------------------------------------------------------

                                                                     4th Quarter 2001
                           ------------------------------------------------------------------------------------------------------

                               Total     New GAAP   Prior GAAP    % Change   Ave. Lease     Lease         Tenant     Total T/I's
                              Executed    Rental      Rental       In GAAP     Term in   Commissions   Improvements   and L/C's
Market                        Sq. Ft.      Rate        Rate      Rental Rate    Years    Per Sq. Ft.   Per Sq. Ft.   Per Sq. Ft.
------                        -------      ----        ----      -----------    -----    -----------   -----------   -----------
Atlanta                       188,982      17.62       18.59        -5.22%       3.91       3.69          11.21         14.90
Austin                          2,375      25.06       20.91        19.85%       3.00         --             --            --
Chicago                        10,968      25.59       26.42        -3.14%       4.61       3.47          16.68         20.15
Dallas                         93,140      21.33       22.56        -5.48%       3.87       4.99           4.99          9.98
Denver                          6,025      17.29       19.92       -13.19%       2.58         --             --            --
Los Angeles/Orange County      22,930      22.02       22.76        -3.26%       5.53       6.33          10.61         16.94
Salt Lake City                 48,099      13.05       13.80        -5.46%       3.08       1.48             --          1.48
San Diego                       6,036      25.56       20.44        25.08%       3.67       2.45           1.71          4.16
San Francisco Bay              22,564      37.24       33.20        12.18%       3.79       5.17           8.18         13.35
Seattle                           797      26.66       24.89         7.11%       5.00         --           5.44          5.44
Suburban Washington DC             --         --          --           --          --         --             --            --
Downtown Washington DC         18,451      37.44       37.61         0.44%       3.68         --          10.09         10.09


Total                         420,367      20.52       21.10        -2.73%       3.97       3.68           8.08         11.76

                                                                     2001 Year -To-Date
                           ------------------------------------------------------------------------------------------------------

                               Total     New GAAP   Prior GAAP    % Change   Ave. Lease     Lease         Tenant     Total T/I's
                              Executed    Rental      Rental       In GAAP     Term in   Commissions   Improvements   and L/C's
Market                        Sq. Ft.      Rate        Rate      Rental Rate    Years    Per Sq. Ft.   Per Sq. Ft.   Per Sq. Ft.
------                        -------      ----        ----      -----------    -----    -----------   -----------   -----------
Atlanta                       458,864      19.10       19.09        0.03%       4.19        4.02          11.48         15.50
Austin                         44,961      26.37       21.13       24.80%       3.78        5.20          14.32         19.52
Chicago                       173,666      24.98       23.85        4.74%       3.67        1.59           2.82          4.41
Dallas                        180,102      21.51       21.83       -1.46%       3.33        4.44           5.75         10.19
Denver                         71,056      20.97       19.08        9.89%       4.99        2.69           8.04         10.73
Los Angeles/Orange County     370,664      23.90       21.16       12.99%       4.58        3.75          10.27         14.02
Salt Lake City                127,148      13.84       13.60        1.79%       3.04        0.79           1.24          2.03
San Diego                     114,880      15.29       14.24        7.37%       3.43        2.80           4.66          7.46
San Francisco Bay             368,949      43.16       26.76       61.31%       3.61        2.40           1.38          3.78
Seattle                       195,266      19.99       19.05        4.94%       3.90        0.85           4.05          4.90
Suburban Washington DC          5,573      33.76       25.05       34.78%       4.24        1.51           9.73         11.24
Downtown Washington DC         28,907      35.45       34.88        1.65%       3.88        0.95           8.78          9.73

Total                       2,140,036      25.12       21.18       18.57%       3.92        2.92           6.60          9.52

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               25 Largest Tenants - Based on Annualized Base Rent
--------------------------------------------------------------------------------

                                       Percentage                     Percentage
                                          of                              of
                                       Portfolio                       Occupied
                                       Annualized       Square          Square
              Tenant                      Rent           Feet            Feet
----------------------------------  ---------------- --------------  -----------
Internation Monetary Fund                     3.97%        504,401          2.46%
Nokia, Inc.                                   3.00%        624,904          3.05%
Qwest Communication                           2.25%        532,506          2.60%
AT&T                                          2.18%        658,940          3.22%
Applied Materials, Inc.                       2.12%        425,981          2.08%
Peoplesoft, Inc.                              2.02%        359,686          1.76%
Patton Boggs, L.L.P.                          1.91%        187,653          0.92%
Nextel Communications, Inc.                   1.63%        348,749          1.70%
Nortel Networks, Inc.                         1.50%        258,048          1.26%
Sun Microsystems, Inc.                        1.44%        239,608          1.17%
Citigroup                                     1.24%        227,135          1.11%
Gateway, Inc.                                 1.20%        287,478          1.40%
SBC Communications                            1.16%        202,093          0.99%
Lattice Semiconductor Corp.                   1.08%        216,650          1.06%
Software AG of North America                  1.03%        209,521          1.02%
Safeco Insurance Company                      0.98%        265,658          1.30%
Federal Deposit Insurance Corp.               0.93%        121,878          0.59%
Unisys Corporation                            0.82%        197,404          0.96%
King & Spalding                               0.81%         92,596          0.45%
Harcourt, Inc.                                0.79%        195,230          0.95%
Washington Mutual                             0.78%        225,522          1.10%
The Walt Disney Company                       0.78%        129,347          0.63%
KPMG LLP                                      0.76%        135,558          0.66%
Boston Scientific                             0.74%        212,082          1.04%
Chronicle of Higher Education                 0.70%         91,990          0.45%
                                    --------------   -------------   -----------
   Total                                     35.82%      6,950,618         33.93%
                                    ==============   =============   ===========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Current Development Activity by Market
--------------------------------------------------------------------------------

                                                                                              Estimated
                                                                                            Construction       Estimated
Wholly Owned Property                                                            Start       Completion      Stabilization
Under Construction @ Dec. 31, 2001                              Square Feet       Date          Date             Date
--------------------------------------------------------------------------------------------------------------------------
Atlanta
     The Forum                                                       90,004       4Q00           1Q02             4Q02
                                                              -------------
          Atlanta Subtotal                                           90,004

Denver
     Dry Creek Corporate Center Building 2                           93,773       1Q01           1Q02             1Q03
                                                              -------------
          Denver Subtotal                                            93,773

Washington, DC
     675 E Street/1/                                                      -       4Q01           3Q03
                                                              -------------
                                                                          -

Total/Weighted Average                                              183,777
Less:  Placed in Service                                                 -
                                                              -------------
Total/Weighted Average                                              183,777
                                                              =============

                                                                            Estimated
                                                                            Remaining        Total        Estimated    % Currently
Wholly Owned Property                                         In Place       Costs to      Projected     Stabilized     Leased or
Under Construction @ Dec. 31, 2001                            Dev Costs      Complete     Investment       Return       Committed
-----------------------------------------------------------------------------------------------------------------------------------
Atlanta
     The Forum                                                   11,651           628         12,279           10.8%          72.0%
                                                              ---------     ---------     ----------     -----------   ------------
          Atlanta Subtotal                                       11,651           628         12,279           10.8%          72.0%

Denver
     Dry Creek Corporate Center Building 2                        6,267         5,875         12,142           10.1%           0.0%
                                                              ---------     ---------     ----------     -----------   ------------
          Denver Subtotal                                         6,267         5,875         12,142           10.1%           0.0%

Washington, DC
     675 E Street/1/                                              1,372        17,346         18,718            n/a            n/a
                                                              ---------     ---------     ----------     -----------   ------------
                                                                  1,372        17,346         18,718

Total/Weighted Average                                           19,290        23,849         43,139           10.5%          35.3%
Less:  Placed in Service                                              -             -              -
                                                              ---------     ---------     ----------
Total/Weighted Average                                           19,290        23,849         43,139           10.5%          35.3%
                                                              =========     =========     ==========     ===========   ============

    /1/ 675 E Street is a residential project with units for sale. There is no rentable square footage or yield based on income associated with this project.

Partially Owned Property                               %
Under Construction @ Dec. 31, 2001 /2/             Ownership
---------------------------------------------------------------------------------------------------------------------------
Austin
     300 West Sixth Street                            20%           445,550       2Q00           4Q01             4Q02
                                                              -------------
          Austin Subtotal                                           445,550

Chicago
     Nine Parkway North                               35%           129,253       4Q00           1Q02             1Q03
                                                              -------------
          Chicago Subtotal                                          129,253

Dallas
     Custer Court                                     49%           120,047       3Q00           3Q01             3Q02
     Royal Ridge Bldg 7                               35%           133,104       2Q00           1Q01             1Q02
                                                              -------------
          Dallas Subtotal                                           253,151

Washington, DC
     575 7th Street                                   30%           478,251       3Q01           3Q03             3Q04
     799 9th Street                                   40%           201,464       2Q00           4Q01             2Q02
                                                              -------------
          Washington, DC Subtotal                                   679,715


Total/Weighted Average                                            1,507,669
Less:  Placed in Service                                           (294,422)
                                                              -------------
Total/Weighted Average                                            1,213,247
                                                              =============

Total/Weighted Average Wholly & Partially Owned                   1,397,024
                                                              =============

Partially Owned Property
Under Construction @ Dec. 31, 2001 /2/
-----------------------------------------------------------------------------------------------------------------------------------
Austin
     300 West Sixth Street                                63,287         29,724        93,011          11.1%       51.8%
                                                    ------------   ------------  ------------    -----------  ----------
          Austin Subtotal                                 63,287         29,724        93,011          11.1%       51.8%

Chicago
     Nine Parkway North                                   15,294          8,032        23,326           9.7%        0.0%
                                                    ------------   ------------  ------------    -----------  ----------
          Chicago Subtotal                                15,294          8,032        23,326           9.7%        0.0%

Dallas
     Custer Court                                         12,968          2,890        15,858          10.8%       44.9%
     Royal Ridge Bldg 7                                   13,434          2,129        15,563          10.9%       77.6%
                                                    ------------   ------------  ------------    -----------  ----------
          Dallas Subtotal                                 26,402          5,019        31,421          10.8%       62.1%

Washington, DC
     575 7th Street                                       43,922        124,502       168,424          10.9%       51.0%
     799 9th Street                                       53,042          8,096        61,138          10.7%       95.5%
                                                    ------------   ------------  ------------    -----------  ----------
          Washington, DC Subtotal                         96,964        132,598       229,562          10.8%       64.3%


Total/Weighted Average                                   201,947        175,373       377,320          10.8%       54.7%
Less:  Placed in Service                                 (55,962)        (7,198)      (63,160)
                                                     -----------   ------------  ------------
Total/Weighted Average                                   145,985        168,175       314,160          10.8%       43.7%
                                                    ============   ============  ============    ===========  ==========

Total/Weighted Average Wholly & Partially Owned          165,275        192,024       357,299          10.8%       42.6%
                                                   =============   ============  ============    ===========  ==========

/2/ Project yields represent Carr's yields, exclusive of fees.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                        Land Held for Future Development
--------------------------------------------------------------------------------

                                                                                     Buildable
                                                                                   Office Square
Region/Property                                       Market            Acres           Feet
-------------------------------------           ------------------     -------     -------------
Wholly Owned Land
-----------------

Pacific Region
     Canyon Pointe A-B                          Seattle, WA                 10           173,760
     Sunset Corporate                           Portland, OR                 9           124,800
                                                                      --------     -------------
              Subtotal                                                      19           298,560

Mountain Region
     Dry Creek Corporate Center                 Denver, CO                  43           678,000
     Sorenson Research Park XI                  Salt Lake City, UT           6            80,238
     Wasatch 16                                 Salt Lake City, UT           5            80,238
     Creekside 2 owned                          Salt Lake City, UT           6            78,000
     Creekside 3 optioned                       Salt Lake City, UT           6            78,452
                                                                      --------     -------------
              Subtotal                                                      66           994,928

Central Region
     Tollway Plaza III                          Dallas, TX                   4           134,400
     Royal Ridge IV & V                         Dallas, TX                  29           417,000
                                                                      --------     -------------
              Subtotal                                                      33           551,400

Eastern Region
     Peninsula Corporate Center 1-2             Boca Raton, FL              20           221,350

              Total                                                        138         2,066,238
                                                                      ========     =============

Partially Owned Land
--------------------

Mountain Region
     Panorama IV                                Denver, CO                   7           136,850
     Panorama VI                                Denver, CO                   9           129,898
     Panorama VII                               Denver, CO                   6           100,000
     Panorama IX                                Denver, CO                   6           125,490
                                                                      --------     =============
              Subtotal                                                      28           492,238

Central Region
     Riata 1                                    Austin, TX                   4            61,585
     Riata Crossing 4                           Austin, TX                   5            79,780
     Riata Crossing 6                           Austin, TX                   8            49,702
     Seven/Eight Parkway North                  Chicago, IL                 14           250,567
     Royal Ridge Bldgs 4-6                      Dallas, TX                  18           316,786
     Royal Ridge Bldg 8                         Dallas, TX                   9           132,709
                                                                      --------     -------------
                                                                            58           891,129


              Total                                                         86         1,383,367
                                                                      ========     =============

              Total All Land Held for Future Development or Sale           224         3,449,605
                                                                      ========     =============